Exhibit 10.1



                                CREDIT AGREEMENT

                           $4,300,000 CREDIT FACILITY

                                  BY AND AMONG

                        AMERICAN LEISURE HOLDINGS, INC.,
                              A NEVADA CORPORATION
                                       AND
                      REEDY CREEK ACQUISITION COMPANY, LLC,
                      A FLORIDA LIMITED LIABILITY COMPANY,
                            COLLECTIVELY, "BORROWERS"

                                       AND

                      STANFORD INTERNATIONAL BANK LIMITED,
                         AN ANTIGUAN BANKING CORPORATION
                                    "LENDER"




                         DATED AS OF NOVEMBER 22, 2006

                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT (the "AGREEMENT"), dated as of November __, 2006 (the
                                 ---------
"EFFECTIVE  DATE"),  is  made  by  and  among AMERICAN LEISURE HOLDINGS, INC., a
 ---------------
Nevada corporation ( "ALHI") and REEDY CREEK ACQUISITION COMPANY, LLC, a Florida
                      ----
limited liability company ("RCAC") (ALHI and RCAC shall be collectively referred
                            ----
to  herein  as  the  "BORROWERs"  and individually as a "BORROWER") and STANFORD
                                                         --------
INTERNATIONAL  BANK  LIMITED,  an  Antiguan  corporation  (the  "LENDER").
                                                                 ------

                               W I T N E S S E T H

     WHEREAS, on July 8, 2005, Lender loaned $7,150,000 to Borrower, evidenced by a promissory note in that amount with ALHI as guarantor, secured by a mortgage (the "Mortgage") on certain real property located in Osceola County, Florida, and described on Exhibit "A" attached hereto (the "Property");

     WHEREAS, on January 5, 2006, Lender made a future advance $850,000 loan to RCAC secured by the Mortgage as modified by a Mortgage Modification Agreement and Future Advance Certificate executed and delivered on that date by RCAC to Lender, and RCAC executed and delivered to lender a Renewed, Amended and Increased Promissory Note in the amount of $8,000,000 guaranteed by ALHI;

     WHEREAS, the Borrowers desire to obtain a commitment from the Lender to make additional future advance loans to the Borrowers; and

     WHEREAS, the Lender is willing to extend the commitment to the Borrowers on the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration exchanged between the parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                             ARTICLE I - DEFINITIONS

     Section  1.1  Definitions.  In  addition to terms defined elsewhere in this
                   -----------
Agreement, the following terms have the meanings indicated which meanings shall be equally applicable to both the singular and the plural forms of such terms:

          1.1.1  "Affiliate"  shall  mean  any  Person (other than a Subsidiary)
                  ---------
     which directly or indirectly through one or more intermediaries controls, or is controlled by or is under common control, with a Borrower, or 5% or more of the equity interest of which is held beneficially or of record by any of the Borrowers or a Subsidiary. The term "control" means the possession, directly of indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          1.1.2  "Agreement"  means  this Credit Agreement, as the same may from
                  ---------
     time  to  time  be  amended.

          1.1.3  "Borrowers"  has  the  meaning  assigned  to  that  term in the
                  ---------
     introduction  to  this  Agreement.

          1.1.4  "Borrowing" shall mean the drawing down by a Borrower of a loan
                  --------
     or  loans  from  the  Lender  on  any  given  Borrowing  Date.

          1.1.5  "Borrowing Date" shall mean the date as of which a Borrowing is
                  --------------
     consummated.

          1.1.6  "Business  Day"  shall mean a day on which commercial banks are
                  -------------
     open  for  business  in  the  state  of  Florida.

          1.1.7  "Code"  shall mean the Internal Revenue Code of 1986 as amended
                  ----
     from time to time, and the regulations and published interpretations thereof.

          1.1.8  "Commencement  Date"  shall  mean  the date of execution by the
                  ------------------
     Borrowers  of  this  Agreement.

          1.1.9  "Commission" shall mean the Securities and Exchange Commission.
                  ----------

          1.1.10  "Default"  means  any event which, with the lapse of time, the
                   -------
     giving  of  notice,  or  both,  would  become  an  Event  of  Default.

          1.1.11  "Default  Rate"  shall  mean  15%  per  annum.
                   -------------

          1.1.12  "Director"  shall mean any member of the Board of Directors of
                   --------
     ALHI.

          1.1.13  "Effective  Date"  means  the  date  all  parties  hereto have
                   ---------------
     executed this Agreement and the Loan Documents and Borrower has complied with all conditions precedent thereto.

          1.1.14  "Entity  Authorizations"  shall  mean
                   ----------------------

               (i) If any Borrower is a corporation, certified copies of Borrower(s)' and/or articles of incorporation and bylaws and current certificates of good standing and certified resolutions or authorizations as may be required to establish the power and authority of each Borrower to execute, deliver and perform its respective obligations under, as the case may be, the Loan Documents.

               (ii) If any Borrower is a limited liability company, certified copies of Borrower(s)' articles of organization and operating agreement and current certificates of good standing and certified resolutions or authorizations as may be required to establish the power and authority of each Borrower to execute, deliver and perform its respective obligations under, as the case may be, the Loan Documents.

          1.1.15  "Event  of  Default"  has the meaning assigned to that term in
                   ------------------
     Section  7.1  hereof.

          1.1.16  "Exchange  Act"  shall mean the Securities and Exchange Act of
                   -------------
     1934,  as  amended.

          1.1.17  "Governmental  Authority" shall mean any court, board, agency,
                   -----------------------
     commission, office or authority of any nature whatsoever or any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or here-after in existence.

          1.1.18 "Indebtedness" of any Person shall mean (i) all indebtedness or
                  ------------
     liability for borrowed money or for the deferred purchase price of any property (including accounts payable to trade creditors under customary trade credit terms) or services for which the Person is liable as principal, (ii) all indebtedness (excluding unaccrued finance charges) secured by a Lien on property owned or being purchased by the Person, whether or not such indebtedness shall have been assumed by the Person,
     (iii) any arrangement (commonly described as a sale-and-leaseback transaction) with any financial institution or other lender or investor providing for the leasing to the Person of property which at the time has been or is to be sold or transferred by the Person to the lender or investor, or which has been or is being acquired from another Person, and
     (iv) all obligations of partnerships or joint ventures in respect of which the Person is primarily or secondarily liable as a partner or joint venturer or otherwise (provided that in any event for purposes of determining the amount of the Indebtedness, the full amount of such obligations, without giving effect to the contingent liability or contributions of other participants in the partnership or joint venture, shall be included).

          1.1.19  "Inventory"  shall  mean  any  and all goods, supplies, wares,
                   ---------
     merchandise, and other tangible personal property, including raw materials, work in process, supplies and components, and finished goods, whether held for sale or otherwise or to be furnished under any contract for service, and also including any products of and accessions to inventory, packing and shipping materials, and all documents of title, whether negotiable or non-negotiable, representing any of the foregoing, and the insurance proceeds from any of the foregoing.

          1.1.20  "Investments"  shall  mean,  with  respect  to any Person, all
                   -----------
     advances, loans or extensions of credit to any other Person, all purchases or commitments to purchase any stock, bonds, notes, debentures or other securities of any other Person, and any investment in other Persons, including partnerships or joint ventures.

          1.1.21  "Lender"  has  the  meaning  assigned  to  that  term  in  the
                   ------
     introduction  to  this  Agreement.

          1.1.22  "Lien"  shall  mean  a  mortgage, pledge, lien, hypothecation,
                   ----
     assignment, security interest or other charge or encumbrance or any segregation of assets or revenues or other preferential arrangement (whether or not con-stituting a security interest) with respect to any present or future assets, including fixtures, revenues or rights to the receipt of income of the Person referred to in the context in which the term is used.

          1.1.23  "Loan"  shall  mean the aggregate principal amount advanced by
                   ----
     the Lender as a loan or loans to the Borrowers under Article 2 and Article 6 hereof, or, where the context so requires.

          1.1.24  "Loan  Documents"  shall  mean  those  documents  executed  or
                   ---------------
     submitted in connection with the Loan, including, without limitation, (i) the Note; (ii) this Credit Agreement; (iii) the Mortgage (as modified by the Mortgage Modification) and (iv) all other documents and instruments executed by any Borrower in connection with the Loan and/or as may be required by Lender or Lender's counsel, including those referred to in
     Section  6  hereof.

          1.1.25  "Loan  Funding  Period"  shall  mean  the  period  between the
                   ---------------------
     Effective  Date  and  the  Maturity  Date.

          1.1.26  "Maturity  Date"  shall  mean  January  31,  2007.
                   --------------

          1.1.27  "Mortgage"  shall  have  the meaning set forth in Section 2.4.
                   --------

          1.1.28 "Note" shall mean the $12.3 million Second Renewed, Amended and
                  ----
     Increased Promissory Note described in Section 2.2 hereof and dated the initial Borrowing Date and payable to the order of the Lender, substantially in the form of Exhibit "B" attached hereto and made a part hereof, and any modifications, renewals, replacements or substitutions therefor made from time to time hereafter, and to the extent applicable.

          1.1.29  "Obligations"  shall  mean  the  any  and  all  liabilities,
                   -----------
     obligations, covenants, duties and debts, owing by the Borrower to the Lender, arising under this Agreement or any other Loan Document, including without limitation, all interest, charges, indemnities, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to the Borrowers hereunder or under any other Loan Document, or any other agreement between the Lender and the Borrowers.

          1.1.30  "Permitted Liens" shall mean a mortgage, pledge, lien security
                   ---------------
     interest or other charge or encumbrance or any segrega-tion of assets or revenues or other preferen-tial arrangement (whether or not constituting a security interest) with respect to any present or future assets, including fixtures, revenues or rights to the receipt of income of the Person referred to in the context in which the term is used which are permitted to exist under this Agreement.

          1.1.31  "Person"  shall  mean  any  natural  person,  corporation,
                   ------
     unincorporated organization, trust, joint-stock company, joint venture, association, company, partnership or government, or any agency or political subdivision of any government, or other entity of whatever nature.

          1.1.32  "Property"  shall  have  the  meaning  set  forth in the first
                   --------
     recital  to  this  Agreement.

          1.1.33  "Second  Modification"  shall  have  the  meaning set forth in
                   --------------------
     Section  2.5.

          1.1.34  "Securities  Act"  shall  mean  the Securities Act of 1933, as
                   ---------------
     amended  and  the  rules  promulgated  thereunder.

          1.1.35  "Subsidiary"  shall mean any Person in which any Borrower or a
                   ----------
     Wholly-Owned Subsidiary may own, directly or indirectly, an equity interest of more than 50%, or which may effectively be controlled by any Borrower or a Wholly-Owned Subsidiary, during the term of this Agreement, as well as all Subsidiaries and other Persons from time to time included in the consolidated financial statements of the Borrowers.

          1.1.36  "Wholly-Owned  Subsidiary"  shall mean any Subsidiary, 100% of
                   ------------------------
     the outstanding capital stock of all classes of which is owned by the Borrowers and/or one or more Wholly-Owned Subsidiaries.

     Section  1.2 Accounting Terms. Accounting terms not specifically defined in
                  ----------------
this Agreement shall have the meaning given to them under accounting principles and practices generally accepted in the United States, applied on a consistent basis with the financial statements referred to in Section 3.3 hereof, and shall be determined both as to classification of items and amounts in accordance therewith. All Subsidiaries shall be consolidated to the fullest extent permitted by such principles and practices, and any accounting terms, financial covenants and financial statements referred to herein shall be determined and prepared on the basis of such consolidation.

     Section  1.3  Other  Definitional Provisions. The words "hereof," "herein,"
                   ------------------------------
and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection and Exhibit references are to this Agreement unless otherwise specified.

                                ARTICLE II - LOAN

     Section 2.1 Loan. Lender shall loan to ALHI a gross amount of $4,300,000 in
                 ----
accordance  with  the  draw  schedule  attached hereto as Exhibit "C"; provided,
                                                          -----------
however, that all draw requests must be approved by an independent consultant to be retained by Lender (the "CONSULTANT"), in his sole and absolute discretion.
                              ----------
The Borrowers shall pay the Consultant's reasonable fees and expenses promptly upon receipt of the invoice therefor.

     Section  2.2  Note. In consideration of the Loan, the Borrower, jointly and
                   ----
severally, shall execute and deliver in favor of Lender the Note in the form and content substantially the same as attached as Exhibit "B," providing with
                                                     ----------
respect to the Loan a maturity date of January 31, 2007, and interest accruing on the principal balance outstanding from time to time at an annual rate of 12%, payable in arrears on the maturity date. The portion of the Note representing the Loan shall be prepayable without premium or penalty.

     Section 2.3 Use of Proceeds. The Borrowers will use the net proceeds of the
                 ---------------
Loan for (i) construction of the pool complex at the Tierra del Sol Phase One project, (ii) furniture, fixtures and equipment, (iii) general and administrative expenses, (iv) interest and financing costs relating to existing loans from Lender and its Affiliates to ALHI and its Affiliates and (v)other corporate expenses and a contingency reserve, all in accordance with the budget more fully set forth on Exhibit "C."
                             -----------

     Section  2.4  Mortgage. In order to secure payment of the Note, immediately
                   --------
upon the execution of this Agreement RCAC shall execute and deliver to Lender a Second Mortgage Modification Agreement and Future Advance Certificate (the "SECOND MODIFICATION") in form and substance acceptable to Lender (hereafter the
 -------------------
Mortgage, as modified through the Second Modification, shall be referred to as the "MORTGAGE") In addition, Borrowers shall execute and deliver to Lender in
      --------
connection with the Note and Mortgage such additional documents as Lender shall reasonably request.

     Section  2.5  Guaranty.  ALHI's  chairman,  Malcolm  Wright,  shall
                   --------
unconditionally  guarantee  payment  of  the  Note pursuant to the execution and delivery of a Guaranty in form and substance acceptable to Lender (the "GUARANTY").
 --------
                  ARTICLE III - REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to enter into this Agreement and to make the Loan provided for herein, the Borrowers make the following representations and warranties to the Lender all of which are true and correct as of the date hereof and shall be true and correct as of the date of each draw of loan funds, and all of which shall survive the execution and delivery of this Agreement, the Note and the other Loan Documents:

     Section  3.1  Corporate  Existence  and  Power. The Borrowers are each duly
                   --------------------------------
organized validly existing and in good standing under the laws of their respective states of organization and each is duly qualified or licensed to transact business in all places where such qualification or license is necessary. Each Borrower has the power to enter into and perform this Agreement and the Loan Documents, to the extent that each has executed such documents, and this Agreement does, and the Loan Documents when duly executed and delivered for value will, constitute the legal, valid and binding obligations of the Borrowers enforceable in accordance with their respective terms.

     Section  3.2 Authority. The making and performance by the Borrowers of this
                  ---------
Agreement, the Note, the Loan Documents, and any additional documents pursuant hereto, has been duly authorized by all necessary legal action of the Borrowers, and does not and will not violate any provision of law or regulation, or any writ, order or decree of any court, governmental, regulatory authority or agency, and does not and will not, with the passage of time or the giving of notice, result in a breach of, or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrowers, pursuant to any instrument or agreement to which any Borrower is a party or by which any Borrower or its properties may be bound or affected.

     Section 3.3 Financial Condition. The financial statements of ALHI set forth
                 -------------------
in the ALHI SEC Filings (as hereinafter defined) were prepared in accordance with generally accepted accounting principles consistently applied, are complete and correct and fairly present the consolidated financial condition of ALHI as of that date. Other than as disclosed by those financial statements, ALHI has no direct or contingent obligations or liabilities which would be material to the financial position of ALHI, nor any material unrealized or anticipated losses from any commitments of ALHI. Since the date of such financial statements, there has been no material adverse change in the business or financial condition of any Borrower.

     Section  3.4  SEC  Filings. As of the date hereof, none of the filings made
                   ------------
with  the SEC by ALHI since July 1, 2002 (the "ALHI SEC FILINGS"), contained any
                                               ----------------
untrue statement of a material fact or to the best of Borrowers' knowledge, omitted any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent such filings have been prior to the date of this Agreement corrected, updated or superseded by a document subsequently filed with Commission. ALHI has furnished or made available to the Lender true and complete copies of all the documents it has filed with the Commission since July 1, 2002, all in the forms so filed, except direct correspondence with the Commission in response to inquiries.

     ALHI has filed all filings required by law or regulation and the ALHI filings comply in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, as the case may be, and none of the filings with the Commission contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

     Section  3.5  Full  Disclosure.  The  financial  statements  referred to in
                   ----------------
Section 3.3 do not, nor does this Agreement, nor any written statement furnished by any Borrower to the Lender in connection with the negotiation of this Agreement or the Loan, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which any Borrower have not disclosed to the Lender in writing which materially and adversely affects nor, so far as any Borrower can now foresee, is reasonably likely to prove to materially and adversely affect the business or financial condition of any Borrower or the ability of any Borrower to perform this Agreement, the Note, the Mortgage or any other Loan Document.

     Section  3.6  Litigation.  Except  to  the extent disclosed in the ALHI SEC
                   ----------
Filings, there are no suits, actions or proceedings pending, or to the knowledge of the Borrowers, threatened before any court or by or before any governmental or regulatory authority, commission, bureau or agency or public regulatory body against or affecting any Borrower which, if adversely determined, would have a material adverse effect on the business or financial condition of any Borrower.

     Section  3.7  Payment  of  Taxes.  As  of  the  date  of  execution of this
                   ------------------
Agreement, federal income tax returns of each Borrower have been filed with Internal Revenue Service and no deficiencies have been assessed. Each of the Borrowers has filed or caused to be filed, or has obtained extensions to file all federal, state and local tax returns which are required to be filed, and have paid or caused to be paid, or have reserved on their books amounts sufficient for the payment of, all taxes as shown on said returns or on any assessment received by them, to the extent that the taxes have become due, except as otherwise permitted by the provisions hereof. Each of the Borrowers has set up reserves which are reasonably believed by each Borrower to be adequate for the payment of said taxes for the years that have not been audited by the respective tax authorities.

     Section 3.8 No Adverse Restrictions or Defaults. Except as disclosed in the
                 -----------------------------------
ALHI SEC Filings, no Borrower is a party to any agreement or instrument or subject to any court order or judgment, governmental decree, charter or other restriction adversely and materially affecting its business, properties or assets, operations or condition (financial or otherwise). No Borrower is in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party or by which any Borrower and their respective properties, may be bound or affected, or under any material law, regulation, decree, order or the like, which default would have a material adverse effect on such Borrower.

     Section  3.9  Authorizations.  All  material  authorizations,  consents,
                   --------------
approvals and licenses required under applicable law or regulation for the ownership or operation of the property owned or operated by any Borrower or for the conduct of business in which any Borrower is engaged, have been duly issued and are in full force and effect, and to the best of Borrowers' actual knowledge, none of the Borrowers are in default under any material order, decree, ruling, regulation, closing agreement or other decision or instrument of any government commission, bureau or other administrative agency or public regulatory body having jurisdiction over any of the Borrowers, which default would have a material adverse effect on any of the Borrowers. No approval, consent or authorization of or filing or registration with any governmental commission, bureau or other regulatory authority or agency is required with respect to the execution, delivery or performance of this Agreement, the Note or any of the Loan Documents executed in connection with the making of the Loan, other than filings required under applicable securities laws which shall have been duly made by ALHI as of the Effective Date.

     Section  3.10 Title to Property. RCAC owns fee simple title to the Property
                   -----------------
free and clear of all Liens, except for a First Mortgage in the amount of $7,000,000 in favor of Emmett J. Foster, Trustee of the Emmett J. Foster Revocable Trust dated July 13, 1995, and LK, L.L.C., a West Virginia limited liability company. Each Borrower and each of their Subsidiaries have, respectively, good and marketable fee title to all real property, and good and marketable title to all other property and assets, reflected in the latest financial statements referred to in Section 3.3 or purported to have been acquired by any of them subsequent to such date, except property and assets sold or otherwise disposed of subsequent to such date in the ordinary course of business. All property and assets of any kind of Borrowers, and each of their subsidiaries are free from any liens except as disclosed on the financial statements provided to the Lender and referred to in Section 3.3 hereof and other matters such as easements, covenants, and restrictions that do not materially adversely affect their use or enjoyment of such property. Borrowers and each of their subsidiaries enjoy peaceful and undisturbed possession under all of the leases under which they are operating, if any, none of which contain any provisions that will materially impair or adversely affect the operations of any Borrower, as the case may be.

     Section  3.11  Indemnification by Borrowers. All of the representations and
                    ----------------------------
warranties of Borrowers, as set forth in this Agreement shall survive the making of this Agreement and the full repayment of the Loan; accordingly, in the event of any claims against Lender, resulting in the breach of any of the foregoing warranties and representations, each Borrower shall and hereby agrees to indemnify Lender for any such claims notwithstanding the full repayment of the Loan. Each and every requisition submitted by Borrower for funds under this Agreement shall constitute a new and independent representation and warranty to Lender with respect to all of the matters set forth in this Agreement, as of the date of such requisition.

                       ARTICLE IV - AFFIRMATIVE COVENANTS

     The Borrowers covenant and agree that from and after the Effective Date and until payment in full of the principal of and interest on the Note, unless the Lender shall otherwise consent in writing, each Borrower will:

     Section  4.1  Loan  Proceeds.  Use  the  proceeds of the Loans only for the
                   --------------
purposes set forth in Section 2.3 and furnish the Lender with all evidence that it may reasonably require with respect to such use.

     Section  4.2  Existence.  Do  or  cause  to be done all things necessary to
                   ---------
preserve and keep in full force and affect its legal existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in each jurisdiction where qualification is necessary or desirable in view of its business operations or the ownership of its properties.

     Section  4.3  Maintenance of Business and Property. Continue to conduct and
                   ------------------------------------
operate its business substantially as con-ducted and operated during the present and preceding calendar year; at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all needful and proper repairs, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be conducted properly and advantageously at all times.

     Section  4.4 SEC Filings. Make all filings as required by federal and state
                  -----------
securities and other laws and regulations, or by any domestic securities exchange or trading market, and provide copies thereof to the Lender promptly after such filing or filings.

     Section  4.5  Insurance.  Insure  and  keep insured in good and financially
                   ---------
sound and responsible insurance companies reasonably satisfactory to the Lender, all insurable property owned by it which is of a character usually insured by companies similarly situated and operating like properties, against loss or damage from such hazards or risks, including fire, flood and windstorm as are insured by companies similarly situated and operating like properties, insure and keep insured employers' and public liability risks in responsible insurance companies to the extent usually insured by companies similarly situated; and maintain such other insurance as may be required by law or as may reasonably be required in writing by the Lender.

     Section  4.6  Payment  of  Indebtedness,  Taxes,  Etc.
                   ---------------------------------------

          4.6.1 Pay all of its indebtedness and obligations promptly and in accordance with normal terms; and

          4.6.2 Pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon it or upon its property or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided however, that the Borrower shall not be required to pay and discharge or to cause to be paid and discharged any tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books adequate reserves with respect to any tax, assessment, charge, levy or claim, so contested.

     Section 4.7 Compliance with Laws. Duly observe, conform and comply with all
                 --------------------
laws, decisions, judgments, rules, regulations and orders of all governmental authorities relative to the conduct of its business, its properties, and assets, except those being contested in good faith by appropriate proceedings diligently pursued; and maintain and keep in full force and effect all licenses and permits necessary to the proper conduct of its business.

     Section  4.8 Notice of Default. Upon the occurrence of any Default or Event
                  -----------------
of  Default,  promptly  furnish  written  notice  thereof  to  the  Lender.

     Section  4.9  Inspection.  At  reasonable  times and after reasonable prior
                   ----------
written notice, each Borrower shall permit any representatives of Lender to visit and inspect any of the properties of such Borrower, to examine and copy all books of account, records, reports and other papers, and to discuss the affairs, finances and accounts with Borrower's employees and independent accountants at all such reasonable times and as often as may be reasonably requested.

     Section 4.10 Notice of Litigation and Other Proceedings. Give prompt notice
                  ------------------------------------------
in writing to the Lender of the commencement of (a) all material litigation which, if adversely determined, might adversely affect the business or financial condition of the Borrowers; (b) all other litigation involving a claim against the Borrower for $25,000 or more in excess of applicable insurance coverage; and
(c) any citation, order, decree, ruling or decision issued by, or any denial of any application or petition to, or any proceeding before any governmental commission, bureau or other administrative agency public regulatory body against or affecting the Borrower, or any property of the Borrower or any lapse, suspension or other termination or modification of any certification, license, consent or other authorization of any agency or public regulatory body, or any refusal of any thereof to grant any application therefor, in connection with the operation of any business conducted by any of the Borrowers.

                                    ARTICLE V


     The Borrowers covenant and agrees that from the Effective Date and until payment in full of the principal of and interest on the Note, unless the Lender shall otherwise consent in writing, neither of the Borrowers will:

     Section 5.1 Limitation of Liens. Except as permitted by the Loan Documents,
                 -------------------
create, assure, incur or suffer to exist any Lien upon, or transfer or assignment of, any of its property or revenues or assets now owned or hereafter acquired to secure any Indebtedness of obligations, or enter into any arrangement for the acquisition of any property subject to conditional sale agreements or leases or other title retention agreements; excluding, however, from the operation of this covenant: (i) deposits or pledges to secure payment of worker's compensation, unemployment insurance, old age pensions or other social security; (ii) deposits or pledges to secure performance of bids, tenders, contracts (other than contracts for the payment of money) or leases, public or statutory obligations, surety or appeal bonds or other deposits or pledges for purposes of like general nature in the ordinary course of business;
(iii) Liens for property taxes not delinquent and Liens for taxes which in good faith are being contested or litigated; (iv) mechanics', carriers', workmen's, repairmen's or other like liens arising in the ordinary course of business securing obligations which are not overdue for a period of 60 days or more or which are in good faith being contested or litigated; (v) Liens securing the unpaid purchase price of equipment purchased by the Borrower in the ordinary course of its business and Liens existing upon assets acquired by the Borrower; and (vi) any existing Liens reflected in the financial statements referred to in
Section  3.3  hereof.

     Section  5.2 Limitation on Indebtedness. Incur, create, assume or permit to
                  --------------------------
exist  any  Indebtedness,  except

          5.2.1 The Note and any other Indebtedness of the Borrower to the Lender;

          5.2.2 Indebtedness which is subordinated to the prior payment in full of the principal of, and interest on, the Note(s) on terms and conditions approved in writing by the Lender;

          5.2.3 Indebtedness representing the unpaid purchase price of equipment purchased by the Borrower in the ordinary course of its business and Indebtedness existing upon assets acquired by the Borrower; and

          5.2.4 Existing Indebtedness reflected in the audited financial statements referred to in Section 3.3 hereof.

     Section  5.3  Mergers,  Consolidations  and Acquisition of Assets. Wind up,
                   ---------------------------------------------------
liquidate, dissolve, merge or consolidate with any corporation or entity, or acquire all or substantially all of the assets of any corporation except that
(i) the Borrower may merge or consolidate with any Subsidiary provided that the Borrower is the surviving corporation.

     Section  5.4  Sale,  Lease, Etc. Sell, lease, assign, transfer or otherwise
                   -----------------
dispose of any of its assets or revenues (other than obsolete or worn-out personal property or personal property or real estate not used or useful in its business) whether now owned or hereafter acquired, other than in the ordinary course of business.

     Section  5.5  Management  and  Ownership. Permit any material change in its
                   --------------------------
ownership  or  management.

     Section  5.6  General.
                   -------

               (i) engage, directly or through other Persons, in any business other than the business now carried on;

               (ii) change its certificate of incorporation, bylaws or other charter documents, except as contemplated hereby;

               (iii) declare or pay dividends or make any other distribution or redeem any of its equity securities; or

               (iv)  enter  into or modify a material related-party transaction.

        ARTICLE VI - CONDITIONS TO LENDER'S OBLIGATIONS TO MAKE THE LOAN

     The conditions listed below are precedent to any obligations of the Lender and shall be complied with in form and substance satisfactory to Lender and its counsel prior to the Lender's obligation to advance any portion of the Loan:

     Section 6.1 Each Advance. The obligation of the Lender to make each advance
                 ------------
pursuant to Article 2 herein is subject to no adverse change in the condition, financial or otherwise of any of the Borrowers and no default or the occurrence of any event which with notice or passage of time would become a default under this Agreement or any of the Loan Documents, and is subject to the following conditions precedent, each of which shall have been met or performed by the Borrowing Date:

          6.1.1  Consultant  Approval.  The  Consultant  shall have approved the
                 --------------------
     advance;

          6.1.2  No  Default.  (i)  No  Default  or  Event of Default shall have
                 -----------
     occurred and be continuing or will occur upon the making of the Loan on such Borrowing Date, and all representations and warranties made by the Borrowers herein or otherwise in writing in connection herewith shall be true and correct in all material respects with the same effect as though the representations and warranties had been made on and as of such Borrowing Date, and (ii) a certificate to this effect shall have been issued to the Lender on such Borrowing Date by ALHI's Chief Financial Officer; and

          6.1.3  Use  of Proceeds. The Loan proceeds shall have theretofore been
                 ----------------
     applied in accordance with the Use of Proceeds as set forth in Section 2.3 hereof.

     Section 6.2 Loan Documents. The appropriate parties shall have executed and
                 --------------
delivered  to  Lender  the  Mortgage  and  the  Guaranty.

     Section  6.3  Note. The Note shall have been duly executed and delivered to
                   ----
the  Lender.

     Section  6.4  Supporting  Documents.  The Borrowers shall have executed and
                   ---------------------
delivered, or caused to be executed and delivered, to the Lender each of the certificates and the other Loan Documents and all additional opinions, documents and certificates that the Lender or its counsel may require, and all such opinions, certificates and documents specified in this Article 6 shall be reasonably satisfactory in form and substance to the Lender and its counsel;

     Section  6.5 Expenses. Borrowers shall have paid all of Lender's reasonable
                  --------
fees and expenses incurred in connection with this Agreement, not to exceed $50,000. In addition, Borrowers shall have paid all applicable documentary stamp taxes, intangible taxes and other closing costs.

                         ARTICLE VII- EVENTS OF DEFAULT

     Section  7.1  Events  of  Default.  If  any one of the following "EVENTS OF
                   -------------------                                 ---------
DEFAULT"  shall  occur  and  shall  not  have  been  remedied:
------

          7.1.1 Any representation or warranty made or deemed made by any Borrower herein or in any of the other Loan Documents, or in any certificate or report furnished by such Borrower at any time to the Lender, shall prove to have been incorrect, incomplete or misleading in any material respect on or as of the date made or deemed made; or

          7.1.2 Any Borrower shall fail to pay, when due, any principal of or interest on the Note, or to pay when due any other sum payable under this Agreement and the same is not paid within 10 days after written notice from Lender; or

          7.1.3 Any default by any Borrower under any Indebtedness or other obligation to the Lender or any of its Affiliates which is not cured within any grace periods provided thereunder.

          7.1.4 Any Borrower shall default in any material respect in the performance of any agreement, covenant or obligation contained herein or in any of the other Loan Documents if the default continues for a period of 30 days after notice of default to the Borrower by the Lender; or

          7.1.5 Final judgment for the payment of money in an amount in excess of $50,000 shall be rendered against any Borrower and the same shall remain undischarged for a period of 30 days, during which period execution shall not effectively be stayed, provided such Borrower , as applicable, will have the right to contest in good faith by appropriate proceedings and provided such Borrower shall have set aside on its books adequate reserves for payment of such money; or

          7.1.6 Any Borrowers default in the performance of its obligations with respect to any Indebtedness in excess of $50,000 or as lessor or lessee under any lease of all or any material portion of its property, after the expiration of any applicable cure periods; or

          7.1.7 Any Borrower shall cease to exist or to be qualified to do or transact business in the State in which the Property are located, or shall be dissolved or terminated or shall be a party to a merger or consolidation, or shall sell all or substantially all of its assets; or

          7.1.8 If, without the prior written consent of Lender, which consent shall be in Lender's sole and absolute discretion any equity interest in RCAC is are issued, sold, transferred, conveyed, assigned, mortgaged, pledged, or otherwise disposed of, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into; or

          7.1.9 Any Borrower shall (i) voluntarily terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of such Borrower, as the case may be, or of all or of a substantial part of the assets of such Borrower, as the case may be, (ii) admit in writing its inability, or be generally unable, to pay its debts as the debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect),
     (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involun-tary case under the Bankruptcy Code, or (vii) take any corporate action for the purpose of effecting any of the foregoing; or

          7.1.10 Any Borrower shall fail to furnish to the Lender notice of default in accordance with Section 4.8 hereof, within 10 days after any such notice of default becomes known to the President or Chief Financial Officer of such Borrower, whether or not notification to such Borrower is furnished by the Lender; or

          7.1.11 Borrowers shall be in default of this Agreement if all filings required by law or regulation to be made with the Commission as set forth in Section 3.4 herein, are not made on or before the Effective Date.

     Section 7.2 THEREUPON, in the case of any such event, the Lender may, by written notice to the Borrowers, at its option: (A) immediately terminate the commitment of the Lender to advance additional funds hereunder, and/or (B) immediately declare the principal of, and interest accrued on, the Note immediately due and payable without presentment, demand, protest or notice, whereupon the same shall become immediately due and payable.

                          ARTICLE VIII - MISCELLANEOUS

     Section  8.1  No Waiver, Remedies Cumulative. No failure on the part of the
                   ------------------------------
Lender to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

     Section 8.2 Survival of Representations. All representations and warranties
                 ---------------------------
made herein shall survive the making of the loans hereunder and the delivery of the Note, and shall continue in full force and effect so long as the Note is outstand-ing and unpaid and the commitment to make the Loan has not been terminated.

     Section  8.3  Notices.  Any  notice or other communication hereunder to any
                   -------
party hereto shall be by hand delivery, facsimile, recognized overnight courier or registered or certified mail, return receipt requested, and shall be deemed to have been given or made when delivered to the party at its address or fax number specified next to its signature hereto (or at any other address that the party may hereafter specify to the other parties in writing).

     Section  8.4  Construction.  This  Agreement and the Note shall be deemed a
                   ------------
contract made under the law of the State of Florida and shall be governed by and construed in accordance with the law of said state and any suit, action or proceeding arising out of or relating to this Agreement may be commenced and maintained in any court of competent subject matter jurisdiction in Miami-Dade County, Florida, and any objection to such jurisdiction and venue is hereby expressly waived.

     Section  8.5  Successors  and Assigns. This Agreement shall be binding upon
                   -----------------------
and shall inure to the benefit of each Borrower and the Lender, and their respective successors and assigns, provided, that no Borrower may assign any of its rights hereunder without the prior written consent of the Lender, which may be arbitrarily withheld, and any such assignment will be void.

     Section  8.6  Limit  on  Interest.  Anything  herein  or in the Note to the
                   -------------------
contrary notwithstand-ing, the obligations of the Borrowers under this Agreement and the Note to the Lender shall be subject to the limitation that payments of interest to the Lender shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender (if any) which limit the maximum rate of interest which may be charged or collected by the Lender; provided however, that nothing herein shall be construed to limit the Lender to presently existing maximum rates of interest, if any increased interest rate is hereafter permitted by reason of applicable federal or state legislation.

     Section  8.7  Counterparts. This Agreement may be executed in any number of
                   ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to an original and all of which when taken together shall constitute but one and the same instrument.

     Section  8.8 Headings. The headings are for convenience only and are not to
                  --------
affect the construction of or to be taken into account in interpreting the substance of this Agreement.

     Section  8.9  Severability.  In  the  event  that  any  one  or more of the
                   ------------
provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     Section 8.10 Entire Agreement. This Agreement is intended by the parties as
                  ----------------
a final expression of their agreement with respect to the subject matter hereof and is intended as a complete and exclusive statement of the terms and conditions thereof, and this Agreement supersedes and replaces all prior negotiations and agreements between the parties hereto, or any of them, whether oral or written. Each of the parties hereto acknowledges that no other party, agent or attorney of any other party, has made any promise, representation or warranty whatsoever, expressed or implied, not contained herein concerning the subject matter hereof to induce the other party to execute this Agreement or any of the other documents referred to herein, and each party hereto acknowledges that it has not executed this Agreement or such other documents in reliance upon any such promise, representa-tion or warranty not contained herein.

     Section 8.11 Integration. This Agreement, together with the other documents
                  -----------
and instruments executed herewith and contemplated by this Agreement, comprises the complete and integrated agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. The Borrower further releases and discharges Lender from and against any and all liability with respect to all prior agreements and preliminary commitments. The Loan Documents were drafted with the joint participation of Borrower and Lender, and their respective counsel, and shall be construed neither against nor in favor of any of them, but rather in accordance with the fair meaning thereof.

     Section  8.12  Course  of  Dealing;  Amendment; Supplemental Agreements. No
                    --------------------------------------------------------
course of dealing between the Lender and Borrower shall be effective to amend, modify or change any provision of this Agreement. This Agreement or any document executed in connection herewith, may not be amended, modified, or changed in any respect except by agreement in writing signed by the Lender and the Borrower.

     Section  8.13  Indemnification.  Each of the Borrowers hereby agree to hold
                    ---------------
the Lender and its officers, directors, employees and agents harmless from and against all claims, damages, liabilities and expenses, including reasonable attorney fees and disbursements of counsel, which may be incurred by or asserted against any of them in connection with or arising out of any investigation, litigation, or proceeding relating to the Loan, except that the Borrowers shall not be required to indemnify the Lender to the extent that such claims, damages, liabilities or expenses arise from the negligence or willful misconduct of Lender.

     Section  8.14  WAIVER  OF  JURY  TRIAL.  BORROWERS  AND  LENDER  KNOWINGLY,
                    -----------------------
VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGA-TION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY DOCUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OR EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY LOAN, ADVANCE OR OTHER EXTENSION OF CREDIT TO THE BORROWERS.

                            (Signatures on next page)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be effective on the date first written above.

                                      "BORROWERS"

                                      AMERICAN LEISURE HOLDINGS, INC.



                                      By:/s/ Malcolm J. Wright
                                         -----------------------------
                                      Its: CEO
                                          ----------------------------
                                      Address:
                                              ------------------------


                                      REEDY CREEK ACQUISITION COMPANY, LLC



                                      By:/s/ Malcolm J. Wright
                                         ----------------------------
                                      Its: Manager
                                          ---------------------------
                                      Address:
                                               ----------------------


                                      "LENDER"

                                      STANFORD INTERNATIONAL BANK LIMITED



                                      By:
                                          -------------------------
                                      Its:
                                          -------------------------
                                      Address:
                                              ---------------------